Exhibit 99.2

NEWS RELEASE	For Immediate Release

Media Contacts:	Investor Contact
Shannon Bennett	Eric Rychel
216.910.3664	216.910.3229
shannon.bennett@aleris.com	eric.rychel@aleris.com

Jason Saragian

216.910.3670

jason.saragian@aleris.com

ALERIS INTERNATIONAL, INC. ANNOUNCES CLOSING OF

SENIOR SECURED NOTES OFFERING

CLEVELAND, OH – April 4, 2016 – Aleris International, Inc. (the “Company”), the direct wholly owned subsidiary of Aleris Corporation (“Aleris”), today announced that it completed its previously announced offering of $550 million aggregate principal amount of 9.50% senior secured notes due 2021 (the “Notes”).

The Notes are guaranteed by Aleris and certain of the Company’s subsidiaries. The Notes are secured by a first-priority lien on substantially all of our and the guarantors’ owned and material U.S. real property, equipment and intellectual property and stock of the Company and the guarantors (other than Aleris) and other subsidiaries (including 100% of the outstanding non-voting stock (if any) and 65% of the outstanding voting stock of certain “first-tier” foreign subsidiaries and certain “first-tier” foreign subsidiary holding companies), but subject to permitted liens and excluding (i) inventory, accounts receivable, deposit accounts and related assets, which assets secure the Company’s $600 million asset backed revolving credit facility on a first-priority basis, (ii) the assets associated with the Company’s Lewisport, Kentucky facility and (iii) certain other excluded assets.

The net proceeds from the sale of the Notes will be used (i) to complete a cash tender offer (the “Tender Offer”) for any and all of its outstanding $434.9 million aggregate principal amount of 7 5⁄8% Senior Notes due 2018 (the “2018 Notes”), including the payment of related fees and expenses, (ii) to redeem and discharge any of its outstanding 2018 Notes that are not purchased in the Tender Offer, including the payment of related fees and expenses and any redemption premium, and (iii) for general corporate purposes, which may include working capital and/or capital expenditures.

The Notes were offered and sold in a private offering exempt from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”). The Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A and to certain persons outside the United States pursuant to Regulation S, each under the Securities Act.

The Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is for informational purposes only and is not an offer to sell or purchase nor the solicitation of an offer to sell or purchase securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom such an offer, solicitation or sale would be unlawful. Any offer of the Notes was made only by means of a private offering memorandum.

This press release does not constitute an offer to purchase the 2018 Notes or a notice of redemption thereof.

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About Aleris

Aleris is a privately held, global leader in aluminum rolled products serving diverse industries including aerospace, automotive, building and construction, commercial transportation and industrial manufacturing. Headquartered in Cleveland, Ohio, Aleris operates production facilities in North America, Europe and Asia. For more information, visit www.aleris.com.

Forward-Looking Statements

Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements regarding the expected use of proceeds from the offering. In addition, forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions and divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt service obligations; (7) our ability to fulfill our substantial capital investment requirements; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (12) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (13) variability in general economic conditions on a global or regional basis; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed credit facilities; (18) our ability to access the credit and capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law.

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